UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 7, 2020, Stewart Information Services Corporation (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) which amends its existing Credit Agreement, dated as of November 9, 2018 (the “Existing Credit Agreement”, as amended by the First Amendment, the “Credit Agreement”) by and among the Company, the guarantors named therein, BBVA USA, f/k/a/ Compass Bank, N.A., as administrative agent, issuing bank and a lender, and the other lenders party thereto. The Existing Credit Agreement provided for a line of credit of up to $150,000,000. The First Amendment, among other changes, increases the line of credit to $200,000,000, extends the maturity of the Existing Credit Agreement from November 9, 2023 to May 7, 2025, adds BankUnited and City National Bank (CA) as new lenders, revises the definition of “EBITDA” under the Existing Credit Agreement, and adds customary LIBOR benchmark replacement language to the Existing Credit Agreement. The provisions for an accordion of up to $50,000,000 in additional commitments under the Credit Agreement, if requested by the Company and approved under the process described in the Credit Agreement, remain unchanged.

The foregoing description is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the First Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 2.03.

Item 7.01	Regulation FD Disclosure

On May 8, 2020, the Company issued a press release announcing its entry into the First Amendment and providing an update on several targeted cost savings measures taken in response to the current operating environment. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	First Amendment to Amended and Restated Credit Agreement, dated effective as of May 7, 2020, by and among Stewart Information Services Corporation, the guarantors named therein, BBVA USA, f/k/a/ Compass Bank, N.A., as administrative agent, and the Lenders party thereto.

99.1	Press Release issued by Stewart Information Services Corporation, dated May 8, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

	By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: May 8, 2020